Exhibit 4.1

[FORM OF FACE OF CERTIFICATE]
ODYSSEY RE HOLDINGS CORP.
Incorporated under the laws of
the State of Delaware

NUMBER________	8.125% SERIES A PREFERRED	SHARES
CUSIP 67612W 30 6	STOCK
This is to certify that
is the registered owner of                                          fully paid and non-assessable shares of 8.125% series A preferred stock, $0.01 par value and a liquidation preference of $25.00 per share, of Odyssey Re Holdings Corp., a Delaware corporation (the “Company”), transferable on the books of the Company by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation and Bylaws of the Company and the Certificate of Designations approved by the Board of Directors of the Company and any amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assent. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
     Dated:

ODYSSEY RE HOLDINGS CORP.

By:

Name: Title:

By:

Name: Title:

1

Countersigned and registered
     The Bank of New York, as Transfer Agent and Registrar

By:
Authorized Signature

Dated:

[FORM OF REVERSE OF CERTIFICATE]
ODYSSEY RE HOLDINGS CORP.
     THE COMPANY WILL FURNISH, WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS AUTHORIZED TO BE ISSUED, AND A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF ANY CLASS OF PREFERRED STOCK AUTHORIZED TO BE ISSUED SO FAR AS THE SAME MAY HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY, OR TO THE TRANSFER AGENT AND REGISTRAR NAMED ON THE FACE OF THIS CERTIFICATE.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common
TEN ENT -	as tenants by the entireties
JT TEN -	as joint tenants with rights of survivorship and not as tenants in common
UNIF GIFT MIN ACT -

Custodian

(Cust)	(Minor)

under Uniform Gift to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.

For Value Received,                                          hereby sells, assigns and transfers unto
(PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
INCLUDING ZIP CODE OF ASSIGNEE)
                                                   Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                              Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.
Dated:
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.

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